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                                                                  EXECUTION COPY

                                 Exhibit 10(i)1

                                 FIFTH AMENDMENT

          FIFTH AMENDMENT (this "Amendment"), dated as of March 26, 2004 to (i) the Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the "L/C Agreement"), among Lucent Technologies Inc. (the "Borrower"), the banks from time to time parties thereto (the "L/C Banks") and JPMorgan Chase Bank, as Administrative Agent and (ii) the External Sharing Debt Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the "ESD Agreement"; together with the L/C Agreement, the "Credit Agreements"), among the Borrower, the banks from time to time parties thereto (the "ESD Banks") and JPMorgan Chase Bank, as Administrative Agent.

     1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements.

     2. Amendments to Credit Agreements. (a) The definition of "L/C Fee Rate" as set forth in Section 1.01 of each Credit Agreement is hereby deleted in its entirety and replaced with the following:

     ""L/C Fee Rate" shall mean 250 basis points; provided that upon the full cash collateralization of all outstanding Letters of Credit, the L/C Fee Rate shall mean 50 basis points."

(b) Section 3.15 of the L/C Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

     "Use of Letters of Credit. All Letters of Credit shall be used to support the development of the business of the Borrower and its Subsidiaries, as engaged in by them as of the Effective Date and reasonable extensions thereof; provided that Letters of Credit in an aggregate amount not to exceed $75,000,000 may be used to replace existing letters of credit of Lucent or any Subsidiary."

     3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date when the Administrative Agent shall have received this Amendment, duly executed and delivered by each of (i) the Borrower, (ii) each L/C Bank and (iii) each ESD Bank, and shall be deemed effective as of the Effective Date.

     4. Continuing Effect of the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreements and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     5. Representations and Warranties. To induce the Administrative Agent and the Banks parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the



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                                                                              2


Administrative Agent and the Banks that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III in each of the Credit Agreements are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, include the fees and disbursements of counsel to the Administrative Agent.



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          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

                                        LUCENT TECHNOLOGIES INC., as the
                                        Borrower and as a Grantor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        JPMORGAN CHASE BANK, as the
                                        Administrative Agent, as an L/C
                                        Bank and as an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK, N.A., as an L/C Bank and
                                        as an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



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                                        HSBC BANK USA, as an L/C Bank and
                                        as an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HSBC BANK FRANCE SA
                                        THE HONGKONG AND SHANGHAI BANKING
                                        CORPORATION LIMITED, TAIWAN, each
                                        as an L/C Bank and as an ESD Bank

                                        By: HSBC BANK USA, as Attorney-in-Fact


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        HSBC BANK plc
                                        HSBC BANK EGYPT S.A.E.
                                        HSBC BANK MIDDLE EAST
                                        THE HONGKONG AND SHANGHAI BANKING
                                           CORPORATION LIMITED, NEW DELHI BRANCH
                                        THE SAUDI BRITISH BANK, each as an ESD
                                           Bank

                                        By: HSBC BANK USA, as Attorney-in-Fact


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



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                                        UBS AG, CAYMAN ISLANDS BRANCH, as an
                                        L/C Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BANCA INTESA, as an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH
                                        as an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIETE GENERALE NEW YORK BRANCH, as
                                        an ESD Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



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ACKNOWLEDGED AND AGREED:

LUCENT TECHNOLOGIES WORLD SERVICES INC., as a Grantor


By:
    ------------------------------------
Name:
Title:


LUCENT TECHNOLOGIES INTERNATIONAL INC.,
   as a Grantor


By:
    ------------------------------------
Name:
Title:


ASCEND COMMUNICATIONS, INC.,
   as a Grantor


By:
    ------------------------------------
Name:
Title:


STRATUS COMPUTER, INC., as a Grantor


By:
    ------------------------------------
Name:
Title:


AG COMMUNICATION SYSTEMS CORP.,
   as a Grantor


By:
    ------------------------------------
Name:
Title: